                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                       To Exchange Shares of Common Stock

                                       of

                                  LABTEC INC.

               Pursuant to the Prospectus Dated February 23, 2001

                                      for

                $11.00 NET IN CASH AND A FRACTION OF AN AMERICAN
           DEPOSITARY SHARE OF LOGITECH INTERNATIONAL S.A. PER SHARE

                                       by

                           THUNDER ACQUISITION CORP.
                          a wholly owned subsidiary of
                                 LOGITECH INC.
                          a wholly owned subsidiary of
                          LOGITECH INTERNATIONAL S.A.

                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
                     12:00 MIDNIGHT, NEW YORK CITY TIME, ON
                 MARCH 22, 2001, UNLESS THE OFFER IS EXTENDED.

                      The Exchange Agent for the Offer is:

                              THE BANK OF NEW YORK

           By Mail:                     By Hand or Overnight Courier:

 Tender & Exchange Department            Tender & Exchange Department
        P.O. Box 11248                        101 Barclay Street
     Church Street Station                Receive and Deliver Window
 New York, New York 10286-1248             New York, New York 10286

                                 By Facsimile:
                        (For Eligible Institutions Only)
                                 (212) 815-6213

                   For Confirmation of Facsimile, Telephone:

                                 (212) 815-6173

                       DESCRIPTION OF THE SHARES TENDERED

Name(s) and Address(es)
of Registered Holder(s)
  (please fill in, if
   blank, exactly as
 name(s) appear(s) on                       Shares Tendered
   certificates(s))          (attach additional signed list if necessary)
---------------------------------------------------------------------------
                                           Number of Shares       Number
                            Certificate     Represented by       of Shares
                           Number(s)(1)    Certificate(s)(1)    Tendered(2)
                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------
Total Shares Tendered

--------------------------------------------------------------------------------
 (1) Need not be completed by Book-Entry Stockholders.
 (2) Unless otherwise indicated, all Shares represented by share certificates delivered to the Exchange Agent will be deemed to have been tendered. See Instruction 4.

[_]Check here if certificates have been lost, destroyed or mutilated. See
   Instruction 11. Number of Shares represented by lost, destroyed or mutilated certificates:

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

   THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be used by stockholders of Labtec Inc. if certificates for the Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of the Shares is to be made by Book-Entry Transfer to an account maintained by the Exchange Agent at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in the Prospectus). Holders who deliver Shares by Book-Entry Transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver Shares are referred to herein as "Certificate Stockholders."

   Stockholders whose certificates for the Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Prospectus) with respect to, their Shares and all other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedures set forth in the Prospectus. See Instruction 2.

   DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution: __________________________________________

     Account No.: ____________________________________________________________

     Transaction Code No.: ___________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
   FOLLOWING:

     Name(s) of Registered Owner(s): _________________________________________

     Window Ticket Number (if any): __________________________________________

     Date of Execution of Notice of Guaranteed Delivery: _____________________

     Name of Institution which Guaranteed Delivery: __________________________

     If delivery is by book-entry transfer, check box: [_]

     Account No.: ____________________________________________________________

     Transaction Code No.: ___________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                   PLEASE READ THE INSTRUCTIONS SET FORTH IN
                      THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to Thunder Acquisition Corp., a Massachusetts corporation ("Purchaser") and a wholly owned subsidiary of Logitech Inc., a California corporation ("Logitech Sub") and a wholly owned subsidiary of Logitech International S.A., a Swiss corporation ("Parent"), the above-described shares of common stock, par value $0.01 per share (the "Common Stock" or the "Shares"), of Labtec Inc., a Massachusetts corporation (the "Company"), at $11.00 net to the seller in cash and a fraction of an American Depositary Share of Parent ("Parent ADS") equal to the Stock Portion as described in the Prospectus dated February 23, 2001 (the "Prospectus"), per Share (the "Common Stock Price"), upon the terms and subject to the conditions set forth in the Prospectus and in this related Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for any Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

   The Offer is being made pursuant to an Agreement and Plan of Merger, dated February 7, 2001 (the "Merger Agreement"), among the Company, Logitech Sub, Parent and Purchaser.

   Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other shares of common stock or other securities issued or issuable in respect thereof on or after the date of the Prospectus (collectively, "Distributions")) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

   By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable; provided that Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment as provided in the Prospectus, may also be withdrawn at any time after April 23, 2001, subject to the withdrawal rights set forth in the Prospectus.

   The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Prospectus, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

   Unless otherwise indicated under "Special Payment Instructions," please issue the Parent ADSs and a check for cash (including any cash in lieu of fractional Parent ADSs payable pursuant to the Offer) and return any certificates for Shares not tendered or not accepted for exchange in the name(s) of the registered holders(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Parent ADSs and a check for cash (including any cash in lieu of fractional Parent ADSs) and return any certificates for the Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the Parent ADSs and a check for cash (including any cash in lieu of fractional Parent ADSs), and issue certificates for Shares not so tendered or accepted, in the name of, and deliver said certificates and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by Book-Entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)          (See Instructions 1, 5, 6 and 7)


   To be completed ONLY if the               To be completed ONLY if
 Parent ADSs and the check for the         certificates for any Shares not
 purchase price of the Shares pay-         tendered or not accepted for
 able in the Offer (including any          payment and/or the Parent ADSs
 cash in lieu of fractional ADSs)          and the check for the purchase
 is to be issued in the name of            price of any Shares payable in
 someone other than the under-             the Offer (including any cash in
 signed, if certificates for any           lieu of fractional ADSs) is to be
 Shares not tendered or not ac-            sent to someone other than the
 cepted for payment are to be is-          undersigned or to the undersigned
 sued in the name of someone other         at an address other than that
 than the undersigned or if any            shown under "Description of the
 Shares tendered hereby and deliv-         Shares Tendered."
 ered by Book-Entry transfer that
 are not accepted for payment are
 to be returned by credit to an
 account maintained at a Book-En-
 try Transfer Facility other than
 the account indicated above.



                                           Mail check and certificates to:

                                           Name _____________________________
                                                     (Please Print)


                                           Address __________________________
 Issue check and certificates to:

                                           __________________________________
 Name _____________________________                (Include Zip Code)
           (Please Print)

 Address __________________________
 __________________________________
             (Zip Code)

 __________________________________
   (Tax Identification or Social
          Security Number)
     (See Substitute Form W-9)

 [_] Credit Shares delivered by
     Book-Entry transfer and not
     purchased to the Book-Entry
     Transfer Facility account.
 __________________________________
          (Account Number)

                                   IMPORTANT

                             STOCKHOLDER: SIGN HERE
                      (Complete Substitute Form W-9 Below)

--------------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

   Name(s) _____________________________________________________________________

   Name of Firm ________________________________________________________________
                                 (Please Print)

   Capacity (full title) _______________________________________________________
                              (See Instruction 5)

   Address _____________________________________________________________________
                                                                    (Zip Code)

   Area Code and Telephone Number ______________________________________________

   Taxpayer Identification or Social Security Number ___________________________
                                              (See Substitute Form W-9)

Dated: _____________, 2001

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

   Authorized signature(s) _____________________________________________________

   Name(s) _____________________________________________________________________

   Name of Firm ________________________________________________________________
                                 (Please Print)

   Address _____________________________________________________________________
                                                                    (Zip Code)

   Area Code and Telephone Number ______________________________________________

Dated: _____________, 2001

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of the Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

   2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders of the Company either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of the Shares is to be made by Book-Entry transfer pursuant to the procedures set forth herein and in the Prospectus. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with Book-Entry transfer of the Shares) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Exchange Agent at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for Book-Entry transfer set forth herein and in the Prospectus and a Book-Entry Confirmation must be received by the Exchange Agent prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus.

   Stockholders whose certificates for the Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the Book-Entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Prospectus.

   Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Exchange Agent prior to the Expiration Date and (iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a Book-Entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three (3) trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq National Market is open for business.

   The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

   The signatures on this Letter of Transmittal cover the Shares tendered hereby.

   The method of delivery of the Shares, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering stockholder. The Shares will be deemed delivered only when actually received by the Exchange Agent (including, in the case of a Book-Entry Transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

   4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made to, or if certificates for any Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Shares tendered hereby.

   7. Special Payment and Delivery Instructions. If Parent ADSs and a check for the purchase price of any Shares accepted for payment (including cash in lieu of fractional Parent ADSs) is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by Book-Entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

   8. Backup Withholding. In order to avoid "backup withholding" of U.S. federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Exchange Agent with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9.

   Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the Internal Revenue Service. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

   The stockholder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

   If the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9, and the stockholder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. However, such amounts will be refunded to such stockholder if a TIN is provided to the Exchange Agent within 60 days.

   Certain stockholders (including, among others, certain foreign individuals and entities) are not subject to backup withholding. Foreign stockholders should complete and sign the main signature form and a Form W-8BEN or other Form W-8, as appropriate (copies of which may be obtained from the Exchange Agent or from the Internal Revenue Service website at http://www.irs.gov/forms_pubs/forms.html) or otherwise establish a valid exemption from withholding in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

   9. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address and phone number set forth below.

   Requests for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone number set forth below. You may also contact your broker, dealer, commercial bank or trust companies or other nominee for assistance concerning the Offer.

   10. Waiver of Conditions. Subject to the terms of the Merger Agreement, Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered. In the Merger Agreement, Purchaser has agreed, among other things, that it will not, without the prior written consent of the Company, waive the Minimum Condition, or modify in any manner adverse to the holders of Shares or add to the conditions to the obligation of Purchaser to, or Logitech Sub to cause Purchaser to, accept for payment any Shares tendered in the Offer.

   11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should check the box immediately preceding the special payment/special delivery instructions and indicate the number of Shares lost and should promptly notify the transfer agent, American Stock Transfer & Trust Company at (718) 921-8293. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OR THE TENDERING STOCKHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

   Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Exchange Agent (as payor) with such stockholder's correct taxpayer identification number on Substitute Form W-9 below. If such stockholder is an individual, the taxpayer identification number is his social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

   Certain stockholders are not subject to these backup withholding and reporting requirements. Exempt stockholders, other than foreign stockholders, should furnish their taxpayer identification number, write "Exempt" in Part II of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information and instructions. Foreign stockholders should complete and sign the main signature form and a Form W-8BEN or other Form W-8, as appropriate (copies of which may be obtained from the Exchange Agent or from the Internal Revenue Service website at http://www.irs.gov/forms_pubs/forms.html) or otherwise establish a valid exemption from withholding in order to avoid backup withholding.

   If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service by filing an appropriate claim.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Exchange Agent of such stockholder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a taxpayer identification number).

What Number to Give The Exchange Agent

   The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a taxpayer identification number and has applied for a taxpayer identification number or intends to apply for a taxpayer identification number in the near future, such stockholder should write "Applied For" in the space provided for the taxpayer identification number in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9, and the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% on all payments made prior to the time a properly certified taxpayer identification number is provided to the Exchange Agent. However, such amounts will be refunded to such stockholder if a taxpayer identification number is provided to the Exchange Agent within 60 days.

                      PAYOR'S NAME: THE BANK OF NEW YORK


                        Part I.--Please provide
                        your taxpayer                  SSN: _________________
                        identification number in
                        the space at right. If
                        awaiting TIN, write
                        "Applied For."


 SUBSTITUTE
 Form W-9                                                        OR
 Department of
 the Treasury                                          EIN: _________________
 Internal              --------------------------------------------------------
 Revenue                Name __________________________________  Part 2--
 Service                Address _______________________________  Awaiting
                        _______________________________________  TIN [_]
                       --------------------------------------------------------

 Payor's Request        (City)             (State)   (Zip Code)
                        Check appropriate box:

 for Taxpayer
 Identification         Individual[_]              Corporation[_]

 Number (TIN)
                        Partnership[_]             Other (specify)[_]

                       --------------------------------------------------------

                        Part II.--For payees exempt from backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

                       --------------------------------------------------------

                        Part III.--CERTIFICATION Under penalties of perjury, I certify that:

                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a number to be issued to me),
                        (2) I am not subject to backup withholding either
                            because: (a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding, and
                        (3) I am a U.S. person (including U.S. resident
                            alien).

                        Certification Instructions--You must cross out item
                        (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
                        SIGNATURE _______________________  DATE ______________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM-W-9 FOR ADDITIONAL DETAILS.

   Questions and requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of the Prospectus, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone numbers and location listed below, and will be furnished promptly at Purchaser's and/or the Company's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

              [LOGO OF GEORGESON SHAREHOLDER COMMUNICATIONS INC.]

                          17 State Street, 10th Floor
                               New York, NY 10004
                 Banks and Brokers Call Collect (212) 440-9800
                    All Others Call Toll-Free (800) 223-2064

                      The Exchange Agent for the Offer is:

                              THE BANK OF NEW YORK

           By Mail:                     By Hand or Overnight Courier:

 Tender & Exchange Department            Tender & Exchange Department
        P.O. Box 11248                        101 Barclay Street
     Church Street Station                Receive and Deliver Window
 New York, New York 10286-1248             New York, New York 10286

                                 By Facsimile:
                        (For Eligible Institutions Only)
                                 (212) 815-6213

                   For Confirmation of Facsimile, Telephone:

                                 (212) 815-6173